EXHIBIT 32
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       CERTIFICATE OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
        PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PUSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned, Ronald J. Mittelstaedt and Steven F. Bouck, being the duly elected and acting Chief Executive Officer and Chief Financial Officer, respectively, of Waste Connections, Inc., a Delaware corporation (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of the Company on Form 10-Q for the quarter ended June 30, 2003, fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, as amended, and that information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  August 13, 2003                By: /s/ Ronald J. Mittelstaedt
                                          --------------------------------------
                                          Ronald J. Mittelstaedt,
                                          President and Chief Executive Officer



Date:  August 13, 2003                By: /s/ Steven F. Bouck
                                          --------------------------------------
                                          Steven F. Bouck,
                                          Executive Vice President and
                                          Chief Financial Officer



A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Waste Connections, Inc. and will be retained by Waste Connections, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.